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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)          August 5, 1996
                                                            --------------

                              HANOVER DIRECT, INC.

              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     1-12082

                             ----------------------
                            (Commission File Number)

           Delaware                                      13-0853260
   -------------------------                        --------------------
 (State or other jurisdiction                         (I.R.S. Employer
        of incorporation)                          Identification Number)

    1500 Harbor Boulevard
    Weehawken, New Jersey                                   07087
  --------------------------                              --------
    (Address of principal                                (Zip Code)
      executive offices)


        Registrant's telephone number, including area code (201) 863-7300
                                                           --------------

   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         On August 5, 1996, Hanover Direct, Inc., a Delaware corporation (the "Company"), issued a press release reporting its 1996 second quarter results and reference is made to a copy of such press release which is attached hereto as Exhibit A and is incorporated herein by reference for all of its provisions.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

         A        Press Release, dated August 5, 1996, issued by the Company reporting its 1996 second quarter results.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HANOVER DIRECT, INC.
                                   --------------------
                                       (Registrant)

August 6, 1996                     By:    /s/Rakesh K. Kaul
                                   --------------------------
                                   Name:  Rakesh K. Kaul
                                   Title: President & Chief Executive Officer


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                                EXHIBIT INDEX


EXHIBIT NO.                                      DESCRIPTION

    99.A                              PRESS RELEASE, DATED AUGUST 5,1996,
                                      ISSUED BY THE COMPANY REPORTING
                                      ITS 1996 SECOND QUARTER RESULTS.